UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

May 3, 2010
Date of Report (Date of earliest event reported)

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

State of New York	1-10113	11-0853640
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

616 N. North Court, Suite 120
 Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01	Other Events

On May 3, 2010 we issued a joint press release with King Pharmaceuticals, Inc. announcing the Companies’ plans to develop and submit a New Drug Application (NDA) for Acurox® (oxycodone HC1) Tablets (without niacin).  The Companies also announced plans to develop and submit an NDA for two additional immediate release opioid analgesic products; Vycavert® (hydrocodone bitartrate/acetaminophen) Tablets and Acuracet® (oxycodone HCl/acetaminophen) Tablets, intended to relieve pain and introduce limits and impediments to nasal and intravenous abuse.  A copy of our press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release dated May 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date:   May 3, 2010

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated May 3, 2010